Certain information in this document, as indicated by “[***]” has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and is the type that the registrant customarily and actually treats as private or confidential. Tenant: United States Sugar Corporation County: Hendry Acres (+/-): 3,280.00 Crop: Sugar Commencement Date: July 1, 2026 End of Term: June 30, 2027 AGRICULTURAL LEASE Alexander Grove, Hendry County, Florida THIS AGRICULTURAL LEASE (this “Lease”) is made and entered into as of June _____, 2026 (the “Effective Date”), by and between ALICO, INC., a Florida corporation (“Landlord”) and UNITED STATES SUGAR CORPORATION, a Delaware corporation (“Tenant”). WITNESSETH: In consideration of the obligations of Tenant as provided herein below, and the terms, provisions and covenants hereinafter set forth, the parties hereto agree as follows: A. Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, in accordance with and subject to the terms and conditions set forth herein below and in the General Conditions set forth in Exhibit “A”, attached hereto and made a part hereof, that certain real property comprised of approximately 3,280 acres, and having Hendry County Property Appraiser Parcel ID Numbers (i) [***], (ii) [***], (iii) [***], (iv) [***], (v) [***], (vi) [***], (vii) [***], (viii) [***], (ix) [***], and (x) [***] and depicted on the map attached hereto as Exhibit “B” and made a part hereof (the “Land”), together with all improvements, equipment, and irrigation facilities located thereon (collectively, the “Leased Premises”). This Lease does not create any easements in the Leased Premises. No act taken pursuant to this Lease shall be construed to be a pledge of credit by Landlord. B. Term. The term of this Lease shall commence as of July 1, 2026 (the “Commencement Date”) and shall expire on June 30, 2027, or as otherwise set forth herein (as may be extended pursuant to the terms hereof, the “Termination Date”). The period from the Commencement Date to the initial Termination Date is referred to herein as the “Initial Term” of this Lease. Provided Tenant is not in default of this Lease beyond the expiration of all applicable notice and cure periods at the commencement of the Renewal Term, Tenant shall have the option to renew the Lease for an additional ten (10) year term (the “Renewal Term”; and together with the Initial Term, the “Term”). Tenant’s exercise of its option to extend the Term for the Renewal Term shall be deemed automatically exercised unless Tenant provides Landlord with written notice no later than sixty (60) days prior to the Termination Date of Tenant’s decision not to extend the Lease for the Renewal Term. C. Land Clearing Obligations. Tenant shall be responsible for removing and burning any citrus trees on the Land (the “Land Preparation Activities”). Tenant will not be obligated to perform any other Land Preparation Activities not listed in this section. All costs associated with Exhibit 10.3 the Land Preparation Activities shall be the sole responsibility of Tenant, with the exception of as stated in Section 1.05, if applicable. The provisions of this Section C. shall survive the termination of this Lease. D. Intentionally Deleted. E. Use. Subject to the terms hereof, Tenant shall occupy and use the Leased Premises only for agricultural activities related to the planting, cultivating, caretaking, marketing and harvesting of sugarcane, together with corn, beans, watermelons and other crops that are grown in rotation with sugarcane on the Land during the Term and uses ancillary thereto (“Tenant’s Use”). The Leased Premises shall be used for no other purpose whatsoever without Landlord’s prior written consent, which may be withheld for any reason or for no reason. F. Consideration. 1. During the period of time beginning on the Commencement Date and ending on June 30, 2027, which period of time shall be subject to events of force majeure and delays caused by Landlord or any of its employees, contractors, agents, guests or invitees (the “Land Preparation Period”), Tenant shall complete the Land Preparation Activities in the manner described in Section C. hereof; provided, that Tenant shall have no obligation to perform Land Preparation Activities with respect to any areas of the Land that are subject to the Cattle Grazing Lease. [***] Upon completion of the Land Preparation Activities, Tenant shall deliver written notice to Landlord certifying that the Land Preparation Activities have been completed in accordance with the terms of Section C. In the event Tenant fails to complete the Land Preparation Activities in accordance with Section C. hereof within the Land Preparation Period (subject to any extension of time mutually agreed to in writing between Landlord and Tenant), Landlord shall have the right, as its sole remedy, upon written notice to Tenant delivered no later than the date that is thirty (30) days after the expiration of the Land Preparation Period, to negate Tenant’s ability to extend the Term for the Renewal Term, in which event the Term of the Lease shall expire upon Tenant’s receipt of such written notice. Notwithstanding anything to the contrary in this Lease, in the event Tenant has not made material progress towards completion of the Land Preparation Activities by February 1, 2027, Landlord may notify Tenant in writing of same in which event if Tenant thereafter does not accomplish making material progress towards the completion of the Land Preparation Activities by March 15, 2027, Landlord shall have the right, upon written notice to Tenant delivered no later than April 15, 2027, to negate Tenant’s ability to extend the Term for the Renewal Term, in which event the Term of the Lease shall expire upon Tenant’s receipt of such written notice. For purposes of this Section F.1., the term “material progress” shall be deemed to mean that at least fifty percent (50.00%) of the estimated Net Farmable Acres on which Tenant is required to perform the Land Preparation Activities pursuant to this Lease has been completed. 2. [***]

a) [***] b) [***] c) [***] d) [***] G. Option to Purchase. Provided Tenant is not in default under the Lease beyond the expiration of all applicable notice and cure periods at the time that Tenant delivers Tenant’s Executed Option Agreement (as hereinafter defined), during the Initial Term, Landlord and Tenant agree that Tenant shall have the option to purchase from Landlord (the “Option”) the Leased Premises. As consideration for the Option, Tenant shall pay to Landlord the sum of One Hundred and No/100 Dollars ($100.00) (the “Option Fee”) within thirty (30) days of Tenant’s execution of this Lease. Tenant and Landlord acknowledge and agree that the Option Fee is paid in exchange for the grant of this Option, is non-refundable to Tenant, and shall not be credited against the purchase price of the Leased Premises in the event the Tenant exercises the Option. The Option constitutes an option and not an agreement obligating Tenant to purchase the Leased Premises. Tenant’s election not to exercise the Option shall not constitute a default under this Lease. 1. Tenant shall have until the expiration of the Initial Term to exercise the Option by (i) executing a Purchase and Sale Agreement in the same form attached hereto as Exhibit “C” (the “Option Agreement”) and (ii) delivering Tenant’s executed Option Agreement to Landlord for execution (“Tenant’s Executed Option Agreement”). Landlord shall, within seven (7) business days of receipt of Tenant’s Executed Option Agreement, execute and return a copy of same to Tenant; provided, that Landlord’s failure to execute the Tenant’s Executed Option Agreement within the Initial Term shall not affect the validity of Tenant’s exercise of its Option. In the event that Tenant extends the Term for the Renewal Term in accordance with the terms hereof, Tenant’s time to exercise its Option shall be automatically extended for a period of four (4) years, expiring on June 30, 2031 (the time period of Initial Term and, if applicable, the foregoing additional four (4) year time period for Tenant to exercise the Option shall hereinafter be referred to as the “Option Period”). 2. In the event Tenant exercises its Option on or before June 30, 2029, the purchase price of the Leased Premises shall be Twenty-Nine Million, Five Hundred Twenty Thousand and NO/100 Dollars ($29,520,000.00), based on $9,000.00 per acre (the “Purchase Price”). Commencing on July 1, 2029, and continuing on July 1 of each calendar year during the Option Period, the Purchase Price shall increase by four percent (4%). In the event that, upon exercising its Option, Tenant obtains a survey of the Leased Premises which indicates that the total acreage of the Leased Premises is greater than or less than 3,280, the Purchase Price shall be adjusted up or down, respectively, by $9,000 per acre.

3. In the event Tenant does not exercise the Option in accordance with this Section G. prior to the end of the Option Period, the Option will automatically terminate and be of no further force or effect. H. Sales Tax. The parties believe this Lease to be exempt from sales tax pursuant to Florida Statutes §212.031. [***] I. Not Related Persons. This is an arms-length transaction, and Landlord and Tenant are not “related persons” under the Securities Exchange Act of 1934. J. Agricultural Chemicals. Tenant’s use of agricultural chemicals on the Land is limited to those chemicals legally labeled, used and stored in accordance with all current and applicable laws, rules, regulations and guidelines in place at the time of use and in prescribed applications (i.e., amounts) permitted by such laws, rules, regulations and guidelines for maintenance of the Leased Premises and for the applicable crops permitted under this Lease. K. Subordination, Non-Disturbance, and Attornment. This Lease shall be subject and subordinate to the lien, operation and effect of any present or future mortgage encumbering all or any part of the Leased Premises and to all modifications, consolidations, renewals, extensions, or replacements therefore; provided that the holder of any such mortgage shall agree in the mortgage or other written instrument that this Lease shall not be terminated or otherwise affected by the enforcement of any such mortgage if, at the time thereof, no default under this Lease then exists beyond the expiration of all applicable notice and cure periods. Upon written request from Landlord, Tenant agrees to execute and deliver a commercially reasonable subordination, non- disturbance and attornment agreement. Tenant shall attorn to any foreclosing mortgagee, purchaser at a foreclosure sale, or purchaser by deed in lieu of foreclosure; provided, that such mortgagee or purchaser agrees not to disturb Tenant’s possession of the Leased Premises in accordance with the terms of this Lease. At the election of the holder of any mortgage, this Lease may be declared superior and prior in right to such mortgage provided such election is by written instrument executed by the holder of such mortgage. Landlord hereby represents and warrants to Tenant that, as of the Effective Date, no mortgage encumbers the Leased Premises. L. Estoppel Certificates. Within twenty (20) days after written request by Landlord, Tenant shall deliver an estoppel certificate to Landlord (and any other third party designated by Landlord) as to the status of this Lease, including whether this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified and identifying the modification agreements); [***]; whether or not there is any existing or alleged default by either party with respect to which a notice of default has been served, or, to Tenant’s knowledge, any facts exist which, with the passing of time or giving of notice, would constitute a default and, if there is any such default or facts, specifying the nature and extent thereof; and any other matters pertaining to this Lease as to which Landlord shall reasonably request such certificate. Landlord, and any prospective purchaser or lender shall have the right to rely on such certificate. If Tenant shall fail to execute and return such certificate within the time required herein, Tenant shall be deemed to have agreed with the matters set forth therein.

M. Residential Tenancies. Landlord hereby represents and warrants to Tenant that, as of the Effective Date, there are no residential tenants on the Leased Premises nor any residential leases in effect, Landlord will not enter into any residential tenancies during the Term, and on the Commencement Date, any structures on the Leased Premises formerly used as residences shall be empty and secure. [Signatures on following page(s)]

[Signature page to Agricultural Lease] IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above. LANDLORD: ALICO, INC., a Florida corporation By: /s/ John E. Kiernan John E. Kiernan, President and CEO TENANT: UNITED STATES SUGAR CORPORATION, a Delaware corporation By: /s/ Richard Sanchez Richard Sanchez, Vice President of Agriculture

EXHIBIT “A” TO AGRICULTURAL LEASE GENERAL CONDITIONS Article I AS IS; LANDLORD’S RESERVED RIGHTS; CROP INSURANCE Section 1.01 No Covenants or Warranties of Fitness. Tenant leases the Land “AS IS, WHERE IS, WITH ALL FAULTS”, and Landlord makes no covenants, representations or warranties as to its fitness for farming or for any other purpose, subject only to Landlord’s representations to Tenant that no mortgage encumbers the Leased Premises, and regarding residential tenancies. Tenant acknowledges that Tenant has had the opportunity to inspect the Land, and has determined that the Leased Premises are fit for Tenant’s intended purpose of farming sugarcane on the Land. Section 1.02 Intentionally Deleted. [***]Article II. CONDUCT OF TENANCY Section 2.01 Prohibited Uses. The Leased Premises will not be used by Tenant for: (i) recreational purposes; (ii) grazing or raising of livestock; (iii) hunting; (iv) fishing; or (v) illegal activities. Hunting nuisance animals may be permitted only as permitted under the terms of this Lease. Section 2.02 Cultivation and Operation. Tenant agrees and covenants to perform its sugarcane farming operations and other activities related to Tenant’s Use on the Land during the Term hereof in a good husbandlike manner and to employ all modern methods of sugarcane farming as are customarily practiced in the area, including, without limitation, all reasonable and necessary cultivating, spraying, pruning, fertilizing, and irrigation of the Land, and protecting the sugarcane against damage by disease, drought, fire or cold. Section 2.03 Assets of Landlord. Tenant may not avail itself of rock (provided, that Tenant may, in connection with its farming activities, move rock from fields to other areas of the Leased Premises), fill dirt, sand, soil, lime rock, or shale, if any, equipment or other assets of Landlord without specific written consent of the Landlord to do so. Section 2.04 Irrigation and Discharge Pumps. Tenant shall, at its sole cost and expense, maintain the drainage system (including, without limitation, all costs associated with maintaining the pumps, engines and fuel tanks comprising the drainage system) then-existing with respect to the Leased Premises (the “Drainage System”), as such Drainage System may be revised and altered by Tenant pursuant to Section 2.07 hereof. Tenant shall be solely responsible for all costs incurred in connection with providing irrigation to the Leased Premises (including all costs associated with operating, maintaining and replacing any Wells (hereinafter defined) installed by or used by Tenant, pumps, electric or diesel. Tenant shall, at its sole cost and expense, maintain the irrigation system with respect to the Leased Premises (the “Irrigation System”), as such Irrigation System may be altered by Tenant pursuant to Section 2.07 hereof; provided, that Tenant shall have no obligation to maintain irrigation pipes or poly lines installed prior to the Initial Term. For purposes of this Section 2.04, maintenance of the Drainage System and Irrigation System shall include, without limitation and to the extent applicable, greasing and lubricating any pumps, regularly checking engine oil, monitoring fuel levels, checking water levels and adding of good water (not ditch water) and checking of belts on electric and diesel pumps. Notwithstanding anything to the contrary contained herein, Landlord hereby acknowledges and agrees that Tenant shall have no responsibility to repair any damage to the Drainage System or Irrigation System (including, but not limited to, any damage to irrigation pipes, poly lines, or other systems) arising out of Tenant’s performance of the Land Preparation Activities. Section 2.05 Waste and Nuisance. Tenant agrees to conduct Tenant’s operations upon the Land with care, and to not permit waste of the Land nor destroy or remove without the consent of the Landlord any of the buildings or sheds. Tenant will not maintain, commit, or permit the maintenance or commission of any nuisance on the Leased Premises or use the Leased Premises for any unlawful purpose. Section 2.06 Plastics. Tenant agrees not to use plastics without first receiving written consent from Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Section 2.07 Improvements. Tenant hereby accepts the Leased Premises and all improvements located thereon in its “as-is”, “where-is” condition. Any permanent improvements to the Leased Premises and repairs to existing improvements on the Leased Premises made by Tenant shall be at Tenant’s own cost and expense but, unless otherwise provided in this Lease, shall belong to Landlord at the termination of the Lease (including by way of example only, all permanent pumps, power units, fuel tanks, and other onsite permanent equipment). Subject to the terms of this Lease, Landlord acknowledges that Tenant may convert the Land from a citrus grove to a sugarcane farm, and make any improvements to the Leased Premises as are necessary to convert the Leased Premises from a citrus grove to a sugarcane farm. Notwithstanding anything to the contrary contained herein, in the process of converting the Leased Premises to a sugarcane farm, Tenant may, without obtaining Landlord’s consent, but subject to the terms of this Lease, permanently alter the topography, Drainage System, Irrigation System, underground irrigation systems, and roadways on the Leased Premises, and make such other improvements to the Leased Premises as are necessary to convert the Leased Premises from a citrus grove to a sugarcane farm; provided, that Landlord shall not in any manner be obligated to pay for such improvements unless otherwise agreed to in writing by Landlord and Tenant or required to be paid by Landlord pursuant to the terms of this Lease. The improvements that Tenant intends to perform are depicted on Schedule “2” attached hereto; provided, however, that such depiction is provided for informational purposes only and Tenant shall not be limited to the improvements shown in such depiction. Tenant shall not make any improvements that require a permit or approval from any applicable governmental authority, unless Tenant first obtains the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Section 2.08 Compliance with Legal Requirements. Tenant will promptly comply with all present and future laws, rules, regulations and directives of any municipal, county, state, federal or other governmental or quasi-governmental authority applicable to the Leased Premises or to Tenant’s acts or activities on the Leased Premises, including all requirements related to the NOI (hereinafter defined) (the “Legal Requirements”). Notwithstanding the foregoing, Tenant shall have no responsibility for ensuring that the operations conducted by the Grazing Tenant pursuant to the Cattle Grazing Lease comply with Legal Requirements. Tenant’s attention is specifically directed, among other things, to the need, after the Effective Date, to notify the county building and zoning departments of any improvements or structures other than temporary farm buildings to be placed on the Leased Premises if county permits or approvals are required for any such improvements or structures, and to the need to comply with all permitting requirements of all applicable governmental authorities, including the South Florida Water Management District, Florida Department of Environmental Protection, Army Corps of Engineers, and the Environmental Protection Agency throughout the Term of this Lease, and without cost to Landlord. Tenant will promptly comply with the Legal Requirements whether they are foreseen or unforeseen, or ordinary or extraordinary. Tenant has specifically examined the South Florida Water Management District Environmental Resource and Water Use permits for the Land and specifically undertakes that the Tenant’s operations will be conducted in such a way as not to cause a violation of those permits, as same may be modified. Notwithstanding the foregoing, upon receiving the written consent of Landlord, such consent not to be unreasonably withheld, conditioned or delayed, Tenant may, at Tenant’s sole expense, modify any permits affecting the Leased Premises. Landlord shall cooperate with Tenant in connection with any such permit modifications, at no out-of-pocket cost to Landlord. The term Legal Requirements, as used throughout this Lease, shall be broadly construed. Section 2.09 Permits. All expenses incurred through Tenant’s use of the Leased Premises will be the sole responsibility of Tenant, including any contract for electrical power. Tenant will be responsible for obtaining and paying for all permits necessary for the utilization of the Leased Premises for Tenant’s Use, including but not limited to storage tank registrations, water permits, pesticide use permits, burn permits, waste removal permits, etc. Notwithstanding the foregoing, Tenant shall have no responsibility for expenses incurred from permits that Tenant does not utilize in connection with Tenant’s Use, including, without limitation, any permits relating to items owned by Landlord or anyone other than Tenant and not used by Tenant. Tenant’s required payments with respect to permits will be made promptly prior to delinquency. Tenant will further hold Landlord harmless from any liability arising out of Tenant’s operations under any such permit, Tenant’s failure to obtain any permits required for Tenant’s Use, or Tenant’s failure to pay such permit fees or charges. Section 2.10 Hunting Nuisance Animals. a) Hunting nuisance animals will be permitted only after the Tenant has received written authorization from the Florida Game and Fresh Water Fish Commission, if required, to hunt, remove, or destroy animals which interfere with Tenant’s farming operation, and only as further provided herein. Tenant will be responsible for obtaining the necessary permits and agrees to indemnify and hold Landlord harmless for any violation of Federal, state, or local hunting laws, and for any damages or injury resulting therefrom. Tenant will notify Landlord of any and all such permit applications and will supply Landlord with copies of all applications submitted and permits received before any such hunting occurs. In addition to any other permit which is a Legal Requirement, Tenant shall apply to Landlord’s President for a permit indicating Landlord’s consent to hunt nuisance animals on the Leased Premises (a “Landlord Permit”). Such application shall include a copy of photo ID for each person Tenant wishes to have Landlord’s consent to hunt nuisance animals on the Land. Any person found hunting on Landlord’s property and not listed on a Landlord Permit shall be considered a trespasser. The Landlord Permit indicates consent to hunt nuisance animals only on the Leased Premises and is valid only until the expiration of the Term and must be returned at that time. Notwithstanding anything to the contrary contained herein, Landlord hereby authorizes Tenant to hunt hogs on the Leased Premises without a Landlord Permit only as necessary to protect Tenant’s crops. Tenant agrees to prohibit any use of firearms on the Land except as provided above and agrees to assume responsibility for enforcing this prohibition. b) For purposes of this Lease, the term “nuisance animals” shall be limited to hogs, raccoons and coyotes. There will not be any shooting at or taking of deer, turkeys or alligators on the Leased Premises, or Landlord’s property, under any circumstance. Any nuisance animals taken under the Landlord Permit shall be destroyed before removal from the Leased Premises. Section 2.11 Vehicles to be Used on Land. Tenant agrees to use only the following vehicles to access the Land: equipment and vehicles owned and/or operated by Tenant or Tenant’s employees, contractors, agents, guests or invitees. This limitation does not prohibit vehicles necessary for planting, caretaking, harvesting the crop, or providing necessary goods or services in connection with planting, caretaking or harvesting Tenant’s crops. Section 2.12 Off-Road and Recreational Vehicles. The use of ATVs and other recreational vehicles on the Leased Premises is prohibited, except utility-type four-wheeled vehicles commonly known as “Mules” or “Gators” and “Soil sampling ATVs”. Such vehicles must be operated by employees of Tenant, and may not be operated in excess of 20 mph. Such vehicles may only be used in direct support of Tenant’s Use; personal and recreational use are strictly prohibited. Section 2.13 Tenant’s Employees on Land. Tenant agrees that only the following persons will have access to the Land: Tenant’s employees, contractors, agents, guests, invitees or Approved Sublessees. This limitation does not prohibit persons necessary for planting, caretaking, harvesting the sugarcane crop or other rotational crops, or providing necessary goods or services in connection with planting, caretaking or harvesting the crops. Section 2.14 Trespassers. Tenant will be responsible for the removal and eviction of any and all trespassers from the Land. Landlord will have no responsibility with respect to the removal or eviction of trespassers during the Term, but retains the right to do so. Section 2.15 No Structures or Trailers. Except for the improvements contemplated in Section 2.07 hereof, no structures or mobile homes will be placed on the Land without the prior written consent of the Landlord, which may be withheld for any reason or for no reason. Section 2.16 Inspection by Landlord; No Duty. Landlord, for itself and its agents, representatives, or employees, reserves the right to enter the Land at all reasonable times in order to inspect the Land to determine whether Tenant is complying with the terms of this Lease. Prior to performing any such inspections, Landlord shall provide 24-hours advance written notice to Tenant via email only to [***]. In addition, Landlord may conduct all other lawful acts that are reasonably necessary to protect Landlord’s interest in the Land, including, without limitation, repairs, additions, or alterations of any property on the Land; provided, that such acts shall not affect Tenant’s ability to operate on the Leased Premises in accordance with Tenant’s Use and Landlord shall give Tenant written notice and a reasonable period of time to remedy the need for such acts. Notice of such proposed acts will be provided per Section 4.04 of this Lease and by email to: [***]. Notwithstanding the foregoing, compliance with the terms of this Lease is the sole responsibility of the Tenant. The right of the Landlord to inspect the premises will not create a duty to inspect, nor will Tenant be entitled to rely on the same, nor will it be construed or interpreted as a waiver of or estoppel to Landlord’s right to require Tenant’s strict compliance with the terms of this Lease, or to any enforcement action brought by the Landlord. Section 2.17 Surrender of the Leased Premises. Upon the expiration or earlier termination of the Term, Tenant agrees to surrender the Leased Premises in the same condition and repair as it existed upon commencement of the Term, subject to ordinary wear and tear, Tenant’s performance of the Land Preparation Activities, and any improvements and alterations installed by or at the direction of Tenant pursuant to the terms of this Lease (including, without limitation, all improvements and alterations necessary to convert the Leased Premises from a citrus grove to a sugarcane farm). Prior to the expiration of the Term, Tenant shall disk or chemically destroy (to the extent permitted by and in any event in accordance with all Legal Requirements) all crops within the farmed portion of the Leased Premises. Notwithstanding the foregoing, if Tenant does not enter into the Renewal Term, Tenant will not be obligated to do anything beyond the Land Preparation Activities upon expiration of the Term unless expressly required under this Lease. Landlord shall be reasonable in its requirements for the condition of the Leased Premises. Section 2.18 Removal of Equipment, Materials and Personal Property. At the end of the Term, Tenant will, at Tenant’s expense, remove all equipment and materials placed by Tenant on the Leased Premises including, but not limited to potable pumps and engines, containers, tanks, chemicals, fuel, batteries, dumpsters, equipment, scrap iron, sheds, barrels, boxes, plastic containers, Waste Materials (defined below) and any other property pertaining to Tenant’s Use or operation; provided, that Tenant shall have no obligation to remove any permanent improvements affixed to the Leased Premises. “Waste Materials” includes, without limitation, cans, pallets, glass, cardboard, hay bales, and unrepaired or abandoned equipment. Any equipment or property not removed on the expiration of this Lease may, at Landlord’s discretion, be deemed the property of Landlord, but Tenant will nonetheless be liable for all expenses reasonably incurred by Landlord in removing such property and equipment. Notwithstanding anything to the contrary contained herein, Tenant will not be responsible for any Waste Materials, equipment or materials onsite prior to the Commencement Date of this Lease. Section 2.19 Possession on Termination. Tenant agrees to yield possession of the Leased Premises at the termination of the Lease. Tenant further agrees to pay, as liquidated damages for failure to vacate, the sum of double the per diem rent due hereunder for every day after the date of the termination of this Lease that occupancy is withheld. Article III. ENVIRONMENTAL Section 3.01 Environmental Protection Requirements. Tenant is responsible for constructing and maintaining Tenant’s facilities and conducting Tenant’s operations in a manner that employs all reasonable means to limit the potential for environmental contamination of the Land and adjoining lands. This Article is to be read in harmony with other Articles of this Lease. When the terms and conditions of this Article are more restrictive than other Articles that could be construed to encompass the same topic, this Article shall control. Further, this Article shall be broadly interpreted so as to protect the environmental integrity and condition of the Leased Premises and to require compliance with Legal Requirements as to the Leased Premises under all circumstances. Section 3.02 Water Use and Surface Water Management Permits. Tenant will comply with all terms and conditions of the existing South Florida Water Management District (the “District”) Water Use Permit bearing Permit No.[***] and having a Project Name of Alexander Grove and transferred to Alico, Inc. on March 19, 2021 (the “Permit”), for water use and surface water management on the Leased Premises, including any and all reporting requirements and best management practices required for the property during the Term. A copy of the Permit is attached hereto and made a part hereof as Schedule “3”. Simultaneous with its execution of this Lease, Tenant shall execute the written certification attached hereto and made a part hereof as Schedule “4”. If after Tenant uses commercially reasonable efforts, a Permit or any other permit reasonably necessary for Tenant’s Use is revoked, not renewed or restricted by the applicable governmental authority to the degree that Tenant can no longer farm the Leased Premises profitably as reasonably determined by Tenant, then Tenant may within sixty (60) days of such revocation, non-renewal or restriction terminate this Lease in its entirety or solely as to the specific parcel subject to the specific permit revoked, not renewed, or restricted, which termination shall take effect on the day after the last of the then existing crop on the affected portion of the Leased Premises is harvested, and neither party shall have (a) any further obligation or liability hereunder if this Lease is terminated as to all of the Leased Premises, excluding any provisions that specifically survive the termination of this Lease; or (b) any further obligation or liability hereunder solely as to the specific parcel that is no longer subject to this Lease, with the exception of any rent owed by Tenant relating to periods prior to the date of such termination and any other provisions that specifically survive the termination of this Lease. These provisions do not apply in the event of a temporary reduction due to a declared water shortage. Landlord agrees to use commercially reasonable efforts to cooperate with Tenant in obtaining any renewal or modification of the Permit or any other permit necessary to allow for Tenant’s Use, including without limitation, signing all applicable permit applications; Landlord agrees to be bound by the terms and conditions thereof provided that such terms do not adversely and materially affect the Land or any other property owned by Landlord and, provided further that Landlord shall not be required to incur any additional cost or expense in obtaining such renewal, modification or new permit and Tenant shall not be obligated to pursue litigation in order to obtain any permit and may abandon any permit that it has applied for, if in Tenant’s sole discretion, Tenant determines that the terms or conditions for obtaining the permit are too burdensome or economically prohibitive to accomplish. Tenant may use the wells currently located on the Land and any wells installed by Tenant in connection with Tenant’s improvements pursuant to Section 2.07 hereof (collectively, “Wells”); provided, that Tenant does not anticipate a need for such Wells. In the event that Tenant makes use of any Wells, Tenant shall maintain such Wells in good and operating condition. Tenant will not drill or rework any Well on the Leased Premises without prior written consent of Landlord (not to be unreasonably withheld, conditioned or delayed) and without appropriate permits from the District and any other public agency regulating water use and water wells. In order to comply with District water use permit requirements, if Tenant utilizes a well, Tenant will keep accurate pumping records of such wells on the Land. Such records will be submitted to Landlord on a monthly basis, or more frequently if so required by the District, or any other applicable governmental agency, and will be kept in a manner and submitted in a form acceptable to the District. All new wells must be constructed by a licensed well contractor and meet all federal, state and local laws and regulations. Section 3.03 Wetland Protection. Unless expressly provided in this Lease, Tenant must notify Landlord and obtain Landlord’s permission before undertaking any soil excavation activities on the Land. No excavated soil or any type of material may be placed in a wetland system. Wetlands, wetland buffer areas and other preservation areas shall not be used by Tenant for any purpose outside of approved and permitted detention areas which are utilized for drainage. A wetland will be defined as set forth in Chapters 373 and 403, Florida Statutes, or any regulation promulgated thereunder, or as defined under any other applicable federal, state or local statute, rule, regulation or order or as delineated by a jurisdictional determination of any agency or other governmental entity. For purposes of the prohibitions set forth in this paragraph, the term wetland shall be broadly construed. Section 3.04 Best Management Practices. On or before the commencement of the Renewal Term, Tenant shall file a fully completed Notice of Intent to Implement Best Management Practices (for Tenant’s Use) (“NOI”) with the Florida Department of Agriculture and Consumer Services (“FDACS”), as lessee of the Land, consistent with all applicable laws, rules and regulations. Tenant shall implement and comply with all Best Management Practices and other requirements established in connection with the NOI, at Tenant’s sole cost and expense as of the commencement of the Renewal Term. Tenant shall provide Landlord with a copy of the NOI accepted by, and issued with a corresponding confirmation or compliance number from, FDACS, as and when received by FDACS. Tenant shall be responsible for the payment of any fines and the cost of any corrective action which may be imposed by FDACS, the District or other governmental agency as a result of Tenant failing to comply with rules, regulations, directives or guidelines imposed by the FDACS, the District or other government agency. Section 3.05 Records. Tenant agrees to maintain, and give to Landlord and to Landlord’s authorized representative for inspection, at all reasonable times and upon twenty-four (24) hours’ notice, records relating to compliance with the District permits, the NOI and associated Best Management Practices, and environmental compliance matters relating to the Leased Premises. In addition, Tenant will provide Landlord with any and all monitoring data and reports which Tenant is required to keep in accordance with all Legal Requirements, including but not limited to, all records required by FDACS, the District, Florida Department of Environmental Protection, Army Corps of Engineers, and the Environmental Protection Agency, as well as those reporting requirements associated with the storage, use or disposal of pesticides, fungicides or any other such material. Section 3.06 Tenant Responsible for Waste Generated. The Tenant warrants, covenants and represents that it is familiar with requirements applicable to proper waste disposal. Tenant understands that it is solely in charge of all farming and related activities on-site and is the sole generator of all waste material leaving the site and will not be acting as agent or on behalf of

Landlord in any manner with regard to any chemical or solid waste storage, use or disposal arrangements. Tenant shall contract with licensed waste handlers for any waste recycled or disposed of in connection with Tenant’s Use. Section 3.07 Waste Stream Management. The Tenant must manage its waste stream in a manner that protects the environmental integrity of the Land. All wastes generated by Tenant must be promptly disposed of in accordance with all Legal Requirements. No waste will be allowed to accumulate. No dumping or other disposal of any liquid, solid or semi-solid waste will be allowed upon the Leased Premises. Burial of any waste is strictly prohibited. Section 3.08 Prohibited Substances. With the exception of petroleum products for use in farm implements and vehicles, pesticides in use, or liquid or granular fertilizers, no other “pollutant”, as defined in Chapters 376, 377 or 403, Fla. Stat. or Chapter 62, F.A.C., as the same may be amended from time to time, will ever be stored in any tank upon the Leased Premises in violation of Legal Requirements. This prohibition does not cover approved recycling containers provided by approved used oil, oil filter, or antifreeze haulers provided that the container size does not exceed 550 gallons. No material classified as hazardous waste which is subject to regulation under 42 U.S.C. 6901 et sec or any other federal, state or local law or regulation may ever be generated, stored or brought onto the Land in violation of Legal Requirements. Section 3.09 Landlord Limitations on Agricultural Chemicals. Tenant may use on the Leased Premises only those herbicides, pesticides, fertilizers and fungicides registered and labeled for Tenant’s Use, as that term is defined herein. Any such use must be in strict accordance with the labels. Tenant will store, apply, and dispose of such materials in accordance with all applicable laws, rules regulations and guidelines, including the reporting requirements associated with the storage, use or disposal of such materials. Section 3.10 Handling of Agricultural Chemicals. Agricultural chemicals permitted hereunder should be stored, handled, applied and disposed of in accordance with all Legal Requirements. Tenant will not bring on the Leased Premises, cause to be brought on the Leased Premises nor in any way commit to the Leased Premises by dumping, ground rig spraying, aerial spraying or any other manner pesticides, fertilizers, chemicals or petroleum products which, when used separately or in a combined state, are prohibited pursuant to Legal Requirements. Tenant will not bring on the Leased Premises or allow or cause to be brought on the Leased Premises any pesticide or fertilizer which would violate Legal Requirements. In the use, storage, application and disposal of any pesticides, fertilizers and chemicals by Tenant or Tenant’s officers, directors, agents, employees, or contractors, including their successors, heirs and assigns, Tenant will take all such precautions as are necessary to see that such pesticides, fertilizers and chemicals are stored, maintained, applied and disposed in such a way as to be consistent with all Legal Requirements. Section 3.11 Chemical Storage. Pesticides will be stored in a locked, weather resistant, impervious floored structure. Such structure (hereinafter the “Storage Facility”) should have containment capacity or be located so that a release will not enter a wetland, surface water body, the air, soil or groundwater. The Storage Facility should be afforded good housekeeping so as to prevent any build-up or release of spilled agricultural chemicals. Overnight outdoor storage of pesticides is strictly prohibited.

Section 3.12 Special Warranty for Storage and Disposal. Tenant covenants, warrants and represents that Tenant is familiar with 40 CFR Part 165 “Recommended procedures for the disposal and storage of pesticides and pesticide containers”. Tenant also understands that no container or other solid or liquid waste disposal of any type is permitted on the Leased Premises in violation of Legal Requirements. However, at the Tenant’s option, Tenant may dispose of residual pesticide by proper application of triple rinseate as part of the application process. As a best management practice, the Tenant should properly dispose of all containers as provided in 40 CFR Parts 262 and 165 and as required by any other applicable local, state or other federal requirement. Section 3.13 Mixing and Loading Procedures. Mixing/loading of agricultural chemicals will not be performed within 100’ of any Well, or at a site where a release would drain into a surface water body or wetland system. Agricultural chemicals may not at any time, for any duration, be stored within 100’ of any Well. Mixing/loading sites should be alternated to prevent any possible pesticide contaminant accumulation. Equipment washing and any triple rinsing should also be performed at multiple sites. Section 3.14 Product Storage and Use. Products such as new motor oil, grease, lubricants, fluids, etc., which are not prohibited by the terms of this Lease, shall be stored in leak-tight containers and dispensed in a manner that does not allow any of the material to spill on the ground. For example, new oil, antifreeze, solvents, batteries, oil filters, etc. should be stored in a protected manner so that any foreseeable events will not cause entry or contamination to the surrounding environment. Section 3.15 Prohibited Tanks. Above ground fuel tanks (“ASTs”) over 550 gallons and below ground tanks of any size, for any purpose other than use as septic tanks, are strictly prohibited. No material other than domestic waste water, as defined and allowed by Chapter 62-600, F.A.C. and any other applicable federal, state or local requirement, will be placed into any septic system and, with the exception of any septic system installed on the Leased Premises prior to the Commencement Date, the proper, permitting, operation and closure of any such system will be the sole responsibility of the Tenant. Section 3.16 Fuel Tanks. All fuel storage tanks must comply with all applicable federal, state and local laws and regulations, and be monitored by the Tenant for signs of corrosion, leakage or overfill/spill occurrence. Section 3.17 Tank Placement and Procedure. Above ground fuel tanks must be located so that no part of the tank is in contact with the soil and the tank can be readily inspected for leaks. Any fuel tanks over 550 gallons must be registered with the Florida Department of Environmental Protection, and comply with all applicable laws, including without limitation, Ch. 376, Florida Statutes, and 62-762 Florida Administrative Code. All fuel lines, connections and other apparatus must be well maintained to prevent fuel leakage. All detected leaks should be repaired immediately. All fuel spills over 25 gallons must be reported to Landlord immediately upon discovery. Landlord, at its option and in its sole discretion, may oversee or control any needed assessment and remediation activities relating to fuel spills at Tenant’s expense; provided, that Landlord gives Tenant no less than thirty (30) days’ prior written notice and an opportunity to perform such remediation.

Section 3.18 Right of Entry. Notwithstanding any other provision of this Lease, the Landlord, at its option and in its sole discretion, will have the right to enter the Leased Premises at any time for the purpose of responding to an environmental condition in order to prevent waste or other damage to the Leased Premises. Landlord shall not be liable to Tenant for any constructive eviction, crop damage or loss of useable acreage claim by the Tenant for such entry, which areas of entry may include, but not be limited to, operational staging areas, monitoring well placement areas, soil removal areas, storage areas, etc. Landlord agrees, to the extent practicable, to limit Landlord’s disturbances to the area reasonably necessary for any such operations. Section 3.19 Remedial Actions and Default. During the Term, upon notification by the Landlord or upon the Tenant otherwise becoming aware of a violation of any environmental law caused by Tenant or Tenant’s activities, Tenant will begin all remedial actions required by Legal Requirements solely at its own expense, in accordance with any directions or instructions given by any regulatory agency. Noncompliance with any part of this Article shall constitute a default under this Lease, subject to the notice and cure periods set forth in Section 4.10 hereof. Nothing in this Article will prevent the Landlord from taking remedial action at any time to prevent waste or deterioration of the Leased Premises. The Tenant will be solely responsible for returning the Leased Premises to the environmental condition existing at the Commencement Date. Notwithstanding anything to the contrary contained herein, Tenant shall have no obligation to perform any remedial actions to the extent arising out of a violation of environmental law by Landlord or its officers, directors, agents, employees, contractors, guests or invitees on the Leased Premises (including, without limitation, in connection with the Cattle Grazing Lease). Section 3.20 Payment of Environmental Costs. Tenant agrees to pay the cost of any inspection, investigation, audit, cleanup, site remediation or detoxification and the preparation of any closure or other required plans, consent orders, other orders, license applications, and the like, whether such action is required during or following the Term of this Lease to the full extent that such action is attributable, directly or indirectly, to Tenant’s activities or operations, including but not limited to the use, generation, storage, or disposal of any petroleum products, pesticides, fertilizers, chemicals, hazardous substances, or Materials (as that term is defined in Section 3.21), on or under the Leased Premises during the Term of this Lease. Notwithstanding the foregoing, Tenant shall have no obligation to pay any costs to the extent arising out of a violation of environmental law by Landlord or its officers, directors, agents, employees, contractors, guests or invitees on the Leased Premises (including, without limitation, in connection with the Cattle Grazing Lease). The obligations created above will survive this Lease, and will be in addition to the remedies available to the Landlord under any other applicable law. Section 3.21 Environmental Indemnity. Since Tenant will be in charge and control of all material handling and storage areas upon the Leased Premises, Tenant agrees to indemnify, hold harmless and defend Landlord from all claims, demands, suits, damages (including foreseeable and unforeseeable consequential and punitive damages) assessments, fines, penalties, costs and other expenses (including attorneys’ fees and other court costs) (collectively, “Claims”) brought on behalf of any person or entity arising from the use, storage or disposal of any chemicals, pollutants, pesticides, petroleum products, batteries (including waste material) and other substances regulated under any local, state or federal law (cumulatively the “Materials”) used, generated, stored or brought onto the Leased Premises by Tenant, its officers, directors, agents, employees, contractors, guests, invitees or sublessees, including each of their respective successors, heirs, assigns and subsidiaries, which Materials, or their use, storage or disposal, are regulated under any local, state or federal environmental law. This indemnity will extend to any off-site treatment, storage or disposal by Tenant of any Material that leaves the Leased Premises and for which the Landlord becomes responsible either voluntarily or involuntarily. The scope of the Tenant’s indemnification hereunder will extend to any act or omission of the Tenant, or its officers, directors, agents, employees, contractors, guests or invitees or sublessees including their successors, heirs and assigns. Claims include but are not limited to those claims, either threatened or realized, for injuries to the contamination of or the death of persons, or damages to or the destruction of property, the air, soil, waters, groundwaters, the environment, livestock, plants, animals, and aquatic life arising from exposure to or the escape of the above described materials due to such material’s presence either on or off-site. Claims will also include claims for restoration costs, damages or compliance with any administrative violation notice, rule or order. This indemnity will survive the Term of this Lease, and any failure by Landlord to discover any environmental contamination or noncompliance during the Term. Injuries include those to Landlord or Tenant, their officers, directors, agents, employees, or contractors or sublessees, including their heirs and assigns, or any other person or entity arising out of the above described acts or omissions of Tenant. Notwithstanding anything to the contrary contained herein, Tenant shall have no obligation to indemnify Landlord hereunder for any Claims to the extent arising out of the use, storage, or disposal of Materials on the Leased Premises prior to the Commencement Date or by Landlord or its officers, directors, agents, employees, contractors, guests or invitees (including, without limitation, in connection with the Cattle Grazing Lease). Article IV. GENERAL PROVISIONS. Section 4.01 Assignment or Sublease. This Lease will be legally binding upon the parties hereto and their heirs, legal representatives, successors and assigns. Notwithstanding the foregoing, Tenant may not assign this Lease or sublet the Leased Premises without the prior written consent of the Landlord, which may be withheld for any reason, or for no reason; provided, however, Tenant may assign this Lease or sublet the Leased Premises without needing Landlord's consent to any entity (i) which controls, is controlled by or is under common control with Tenant; (ii) into or with which Tenant may be merged or consolidated; or (iii) which purchases all or substantially all of the assets or equity interests of Tenant. For the purposes of the foregoing sentence, “control” shall be deemed to be ownership of more than fifty percent (50%) of the legal and equitable interest of the controlled corporation or other business entity. Any subleases shall be subject and subordinate to all terms and conditions of this Lease. Notwithstanding anything else in this Lease to the contrary: (a) Landlord hereby consents to Tenant’s sublease of portions of the Leased Premises to those parties identified as “Pre-Approved Sublessees” in Schedule “5” attached hereto and made a part hereof (each a “Pre-Approved Sublessee”); provided, however, in each instance Tenant, the Pre-Approved Sublessee and Landlord shall first execute and deliver a Consent to Sublease in the same form attached hereto as Schedule “6” (each, a “Consent to Sublease”), and (b) Landlord’s consent shall not be required for subleases of fallow land for short-term rotational crops customary to a sugarcane rotation, with terms of one hundred eighty days (180) or less, and subtenants under such short-term subleases shall be deemed Pre-Approved Sublessees without being required to execute a Consent to Sublease, so long as such subleases includes language: (1) stating that the sublease is subject to and subordinate to the terms of this Lease, (2) that is consistent with the Notice of Limited Interest attached as Schedule “7”, and (3) requiring the subtenant to comply with all of the terms and conditions of the Lease applicable to Tenant thereunder. Section 4.02 Liens and Encumbrances. Tenant shall have no power to do any act or make any contract that may create or be the foundation of any lien, mortgage or other encumbrance upon the fee or other estate of Landlord, or any other interest of Landlord in the Leased Premises. NO CONSTRUCTION LIENS OR OTHER LIENS FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED TO THE LEASED PREMISES SHALL ATTACH TO OR AFFECT THE INTEREST OF LANDLORD IN AND TO THE LEASED PREMISES. ALL CONTRACTORS, MATERIAL SUPPLIERS AND ARTISANS PERFORMING ON OR ABOUT THE LEASED PREMISES OR ANY PART THEREOF ARE HEREBY CHARGED WITH NOTICE THAT SUCH LIENS ARE EXPRESSLY PROHIBITED AND THAT THEY MUST LOOK SOLELY TO TENANT TO SECURE PAYMENT FOR ANY WORK DONE OR MATERIAL FURNISHED FOR IMPROVEMENTS BY TENANT OR FOR ANY OTHER PURPOSE. Tenant shall notify any contractor performing any construction work on the Leased Premises that this Lease specifically provides that the interest of Landlord in the Leased Premises shall not be subject to liens for improvements made by Tenant, and no construction lien or other lien for any such labor, services, materials, supplies, machinery, fixtures or equipment shall attach to or affect the state or interest of Landlord in and to the Leased Premises or any portion thereof. In addition, Landlord shall have the right to post and keep posted at all reasonable times on the Leased Premises notices which Landlord shall deem necessary to post for the protection of Landlord and the Leased Premises from any such lien. A Notice of Limited Interest substantially in the form attached as Schedule “7”, or otherwise in compliance with Florida Statutes, may be recorded by Landlord, at Landlord’s option, in the public records of the county in which the Leased Premises is located, as public notice to all persons furnishing designs, labor, materials, or services to the Leased Premises in connection with Tenant’s improvements. If any lien is registered on title to the Leased Premises by any Tenant contractor, Tenant shall discharge or bond that lien off title to the Leased Premises within 30 days of receipt of notice of registration of that lien and provide written confirmation of same to Landlord. Landlord shall not encumber the Leased Premises with any easements, restrictions, conditions or covenants that adversely affect Tenant’s ability to operate on the Leased Premises in accordance with Tenant’s Use without Tenant’s consent, which it may withhold in its sole and absolute discretion. Section 4.03 Taxes. Tenant agrees to pay all property taxes levied and assessed against the Land during the term of the Lease. Tenant agrees to pay all personal property taxes assessed against any of Tenant’s personal property located on the Land. Section 4.04 Notice. Any notice, election, consent, or other communication required or permitted to be given to a party pursuant to this Lease will be in writing and will be determined to have been duly given when delivered personally or by United States Certified or Registered Mail, return receipt requested, postage prepaid, as follows: As to Landlord: Alico, Inc. Attn: John E. Kiernan, President and CEO 10070 Daniels Interstate Court, Suite 200 Ft. Myers, FL 33913 Email: [***]

As to Tenant: United States Sugar Corporation Attn: Kenneth W. McDuffie, President and CEO [***] [***] Email: [***] Section 4.05 Insurance. During the term of this Lease, Tenant agrees to procure and maintain in full force and effect the following insurance coverages: a) Comprehensive general liability insurance coverage meeting the following requirements: (i). Must be written on an ISO (industry standard) CG0001 “occurrence” coverage form or its equivalent; (ii). Minimum Limits Required: $1,000,000 each occurrence; $1,000,000 personal & advertising injury; $2,000,000 general aggregate; $2,000,000 products-completed operations aggregate; (iii). Landlord, its affiliated organizations, and each of the aforementioned parties’ successors, assigns, officers, employees, directors, shareholders, partners and members must be included as additional insureds; and (iv). Coverage must be primary without contribution from other insurance available to Tenant. b) Comprehensive automobile liability coverage (for all vehicles on any portion of the Leased Premises owned or leased by Tenant) meeting the following requirements: (i). Must be written on an ISO (industry standard) CA0001 coverage form or its equivalent; (ii). Minimum Limits Required: $1,000,000 per accident; (iii). Symbol 1 (any auto) liability coverage must be provided (iv). Landlord and its affiliated organizations, and each of the aforementioned parties’ successors, assigns, officers, employees, directors, shareholders, partners, and members must be included as designated insureds on ISO endorsement CA2048 or its equivalent. c) Statutory workers’ compensation coverage meeting the following requirements: (i). Workers Compensation Insurance - Section “3.A.” of the NCCI (industry standard) declarations page must list the state where the Leased Premises are located. Even if the applicable state is listed in section “3.C. Other States Insurance”, it must also be listed in section “3.A.”; (ii). Employers Liability Minimum Limits Required: $500,000 each accident, $500,000 disease - each employee, $500,000 disease - policy limit; (iii). Waiver of Right to Recover from Others Endorsement (NCCI endorsement # WC000313) must include: Tenant and its affiliated organizations, and each of the aforementioned parties’ successors, assigns, officers, employees, directors, shareholders, partners, and members. d) The insurance required above shall be issued by insurance companies approved by Landlord (which approval shall not be unreasonably withheld), licensed to do business in the State of Florida, and which have an A.M. Best’s rating of B+ VIII or better. Tenant may satisfy any insurance obligation under this Lease through blanket or umbrella policies covering the Leased Premises and other locations, provided that such policies otherwise comply with the requirements of this Section 4.05 and that the Leased Premises is a scheduled location or is otherwise specifically covered thereunder. Notwithstanding the foregoing, Tenant, at Tenant’s option, shall have the right to self-insure for the risks that would otherwise be covered by the insurance Tenant is required to maintain under this Lease, subject to applicable law and the requirements of this Section 4.05, provided that such self-insurance rights shall be specific to the original Tenant under this Lease, and the right of any other successor or assign under this Lease to self-insure shall be subject to Landlord’s prior written consent, in Landlord’s sole and absolute discretion. As used herein, “Self-Insure” means that Tenant is acting as though it were the insurance company providing the insurance required under the provisions hereof, and Tenant shall pay any amounts due in lieu of insurance proceeds by reason of such Self-Insurance. Tenant may Self-Insure for such risks, provided that (i) Tenant is a named-insured under the self- insurance or insurance programs of Tenant; (ii) if an event or claim occurs for which a defense and/or coverage would have been available from an insurer of the risks for which Tenant has elected to Self-Insure, then Tenant shall undertake the defense of any such claim, including a defense of Landlord, at Tenant’s sole cost and expense, and pay such claim or otherwise provide the funding which would have been available from insurance proceeds but for Tenant’s election to Self-Insure; (iii) all amounts which Tenant pays or is required to pay hereunder for property damage as its own Self-Insurer shall be subject to the waiver of subrogation provisions of this Lease; (iv) any amounts which Tenant pays or is required to pay hereunder as its own Self-Insurer shall not limit Tenant’s indemnification obligations under this Lease; and (v) unless otherwise approved by Landlord (not to be unreasonably withheld, conditioned or delayed) at the time of an approval of an assignment of Tenant’s rights and obligations hereunder, an assignee or sublessee of Tenant shall not be entitled to Self-Insure under this provision. e) Certificates of insurance indicating the then current coverages and naming Landlord as an additional insured (with the exception of workers’ compensation coverage and any coverage for which Tenant self-insures) shall be provided to Landlord prior to the entry upon the Leased Premises by any employee, agent, independent contractor or invitee of Tenant and at the time of any renewals and/or modifications of such policies. Additional certificates of insurance shall be furnished by Tenant to Landlord from time to time if requested by Landlord to confirm the then existing insurance coverages. In addition to certificates of insurance, Landlord may request copies of any of the policy or policies required hereby together with proof of payment of all required premiums. Each policy shall require that the insurer endeavor to give Landlord at least ten (10) days’ advance, written notice by the insurer prior to the effective date of any modification thereof (by endorsement or otherwise) or any cancellation thereof or non-renewal thereof. f) Tenant shall have included (by endorsement or otherwise) in all policies of required insurance obtained by Tenant hereunder, a waiver by the insurer of all rights of subrogation against Landlord in connection with any loss or damage insured thereby. Any additional premium for such waiver shall be paid by Tenant. g) To the full extent permitted by law, Tenant waives all right of recovery against Landlord for, and agrees to release Landlord from liability for, loss or damage to the extent loss or damage is covered by valid and collectible insurance in effect at the time of such loss or damage or would be covered by the insurance required to be maintained under this Lease by Tenant. No policy obtained by Tenant hereunder may invalidate coverage based upon the foregoing waiver. h) Tenant shall cause each of its agents, consultants and subcontractors performing due diligence inspections on the Leased Premises in connection with the Option to obtain and maintain and deliver to Landlord evidence of, the following insurance coverage: general liability insurance, from an insurer reasonably acceptable to Landlord, in the amount of One Million Dollars ($1,000,000) combined single limit for personal injury and property damage per occurrence and Two Million Dollars ($2,000,000) aggregate,[***], such policy to name Landlord as an additional insured party by endorsement, which insurance shall provide coverage against any claim for personal liability or property damage caused by Tenant or its agents, consultants, employees or contractors in connection with such inspections and tests. Such insurance shall not be cancelled or changed until at least 10 days’ written notice is given to Landlord. Section 4.06 Landlord’s Liability. The term “Landlord” (as defined in this Lease) shall mean only the owner or owners at the time in question of the fee title interest in the Leased Premises, and in the event of any transfer of such title or interest, Landlord herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability on the part of the Landlord arising after the date of such transfer, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, subject to transfer of funds as aforesaid, be binding on Landlord’s successors and assigns only during their respective periods of ownership. The liability of Landlord under this Lease shall be limited to Landlord’s interest in the Leased Premises. Tenant agrees to look solely to Landlord’s interest in the Leased Premises for the satisfaction of any liability, duty or obligation of Landlord with respect to this Lease, or the relationship of Landlord and Tenant hereunder, and no other assets of Landlord shall be subject to any liability therefor, including levy upon any judgment obtained by Tenant. In no event shall Tenant seek, and Tenant does hereby waive, any recourse against shareholders, members, partners, directors, officers, employees and agents of Landlord and the shareholders, members, partners, directors, officers, employees and agents thereof, or any of their respective personal assets for such satisfaction. Such exculpation of liability and limitation as to recovery and levy shall be absolute and without any exception whatsoever, and shall survive the expiration or earlier termination of this Lease. In no event shall Landlord be liable under this Lease for consequential, special, or punitive damages, regardless of claim or cause. Section 4.07 No Partnership. This Lease does not give rise to a relationship of principal and agent or of partnership or of joint venture between the parties hereto or any other relationship between the parties hereto other than the relationship of Landlord and Tenant. Section 4.08 Force Majeure. Neither Landlord nor Tenant will be required to perform any term, condition, or covenant in this Lease so long as such performance is delayed or prevented by any acts of God, strikes, lockouts, material or labor restrictions by any governmental authority, civil riot, floods, hurricanes or any other cause not reasonably within the control of the Landlord or Tenant and which by the exercise of due diligence Landlord or Tenant is unable, wholly or in part, to prevent or overcome. Section 4.09 Condemnation. If any part or all of the Land is taken for any public or quasi-public use under any statute or by right of eminent domain or by any purchase under threat of or in lieu of such taking, the Term of this Lease will terminate as to the portion taken when possession is so taken. In such event, Landlord will be entitled to the entire award or price. Tenant will not be entitled to any compensation for Tenant’s leasehold interest in the Leased Premises, but Tenant may, to such extent as may be permitted by law, claim compensation from the taking authority for business damages, drainage equipment, moveable structures, fixtures and chattels which are the property of Tenant. Section 4.10 Default of Tenant. Any failure of the Tenant to comply with the terms of this lease, after Tenant’s receipt of written notice of such default from Landlord and after twenty (20) days to cure any monetary default and forty-five (45) days to cure any non-monetary default (provided, that Tenant shall have such additional time as is necessary not to exceed an additional ninety [90] days in the event that such non-monetary default is incapable of being cured within the aforementioned 45-day period so long as Tenant commences such cure within such 45-day period and diligently prosecutes same to completion), will, at the option of the Landlord, work a forfeiture of this Lease, and all of the rights of the Tenant hereunder, and Landlord, his agents or attorneys, will have the right to enter the Land and remove all persons and their property, forcibly or otherwise, and the Tenant hereby expressly waives any and all notice required by law to terminate this tenancy, and also waives any and all legal proceedings to recover possession of said premises, and expressly agrees that in the event of a default by Tenant beyond the expiration of the aforementioned cure periods, Landlord, his agent or attorney may immediately reenter the Leased Premises and dispossess Tenant without legal notice or the institution of any legal proceedings whatsoever. Upon default, Tenant forfeits all rights to any of the rent paid, if any, as well as to the crop under cultivation on the Land and Landlord has the exclusive option to abandon or cultivate and harvest the crop(s). Tenant is not entitled to proceeds from any crop should it be sold nor to expected profit should such crop(s) be abandoned. Notwithstanding the foregoing, in the event Landlord exercises its right to reenter the Leased Premises and dispossess Tenant or terminates this Lease pursuant to this Section 4.10, Landlord shall use commercially reasonable efforts to mitigate its damages, and Tenant shall reimburse Landlord for its reasonable and documented out- of-pocket costs incurred in doing so, which reimbursement obligation shall survive termination of this Lease. Section 4.11 No Waiver of Breach. The waiver by Landlord of a breach of any provision of this Lease by Tenant will not operate or be construed as a waiver of any subsequent breach by Tenant. Section 4.12 Tenant’s Liability. In no event shall Landlord seek, and Landlord does hereby waive, any recourse against shareholders, members, partners, directors, officers, employees and agents of Tenant and the shareholders, members, partners, directors, officers, employees and agents thereof, or any of their respective personal assets for the satisfaction of any liability, duty or obligation of Tenant with respect to this Lease. Except as expressly contemplated in Section 3.21 hereof, in no event shall Tenant be liable under this Lease for consequential, special, or punitive damages, regardless of claim or cause. Section 4.13 Insolvency or Bankruptcy. If Tenant becomes insolvent, voluntarily or involuntarily bankrupt, or if a receiver, assignee or other liquidating officer is appointed for the business of the Tenant, and Tenant does not remove the bankruptcy within ninety (90) days, then Landlord may terminate this Lease at the option of the Landlord to the extent permitted by law. Tenant will not object to Landlord’s motioning the Court for appropriate relief from the automatic stay in order to accomplish said termination and the enforcement of all rights and remedies available to the Landlord hereunder. Section 4.14 Hold Harmless. Except to the extent caused by the negligence or willful misconduct of Landlord, Tenant will hold harmless, protect, defend, and indemnify Landlord from any and all claims, demands, damages, and liability, including attorneys’ fees and costs, brought by, or on behalf of any third persons, including employees, agents guests, invitees, contractors, subcontractors, licensees or sublessees of Tenant, including each of their respective successors, heirs, assigns and subsidiaries, by reason of death, personal injury, property damage, financial loss, or any other damage or injury arising out of Tenant’s use, enjoyment or occupancy of the Leased Premises. Except to the extent caused by the negligence or willful misconduct of Tenant, Landlord will hold harmless, protect, defend and indemnify Tenant from any and all claims, demands, damages, and liability, including attorneys’ fees and costs, brought by, or on behalf of any third persons, including employees and agents of Landlord, by reason of death, personal injury, property damage, financial loss, or any other damage or injury arising out of Landlord’s use, enjoyment or occupancy of the Leased Premises. Section 4.15 Governing Law. All questions relative to the execution, validity, interpretation, and performance of this lease will be governed by the laws of the State of Florida, and venue for any action arising hereunder will lie exclusively in the Florida county in which the Land lies. Section 4.16 Attorneys’ Fees. In any action at law or in equity, or administration or arbitration proceeding, to enforce or interpret the terms of this Lease, the prevailing party will be entitled to attorney’s fees, costs and necessary disbursement, including such fees prior to the commencement of litigation, and on appeal, in addition to any other relief to which such party may be entitled.

Article V. MISCELLANEOUS Section 5.01 Miscellaneous. a) This Lease shall be binding upon and inure to the benefit of the successors and assigns of Landlord, and shall be binding upon and inure to the benefit of Tenant, its successors, and, to the extent assignment permitted hereunder, Tenant’s assigns. Subject to the continuing binding effect of Tenant’s Option for the duration of the Option Period, Landlord shall have the unrestricted right to sell, convey, transfer or assign its interest in the Leased Premises and this Lease, and upon such conveyance being completed and delivery by Landlord to Tenant of a copy of a fully-executed assignment instrument in which Landlord’s assignee assumes all obligations of Landlord arising under this Lease after the effective date of such transfer (including all obligations arising out of the Option), Landlord shall thereupon and without further agreement be released of all further covenants, liability and obligations under this Lease arising after the effective date of such transfer, but such covenants, liability and obligations shall run with the land and shall be binding upon the subsequent landlord or owners of the Leased Premises or of this Lease. Any such sale, conveyance, transfer or assignment by Landlord shall have no effect upon Tenant’s covenants and obligations under this Lease. The pronouns of any gender shall include the other genders, and either the singular or the plural shall include the other. b) All rights and remedies of Landlord under this Lease shall be cumulative, and none shall exclude any other rights or remedies allowed by law or this Lease. c) Time is of the essence under this Lease. d) This Lease constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior understandings between them concerning the same. This Lease may not be altered, changed or amended, except by an instrument in writing executed by all parties hereto. The terms and provisions of this Lease shall not be construed against or in favor of a party hereto merely because such party is the “Landlord” or the “Tenant” hereunder or such party or its counsel is the draftsman of this Lease. e) If Tenant is a corporation, partnership or other entity, Tenant warrants that all consents or approvals required of third parties (including but not limited to its board of directors or partners) for the execution, delivery and performance of this Lease have been obtained and that Tenant has the right and authority to enter into and perform its covenants contained in this Lease. f) Whenever in this Lease there is imposed upon Landlord the obligation to use its best efforts, reasonable efforts or diligence, Landlord shall be required to do so only to the extent the same is economically feasible and otherwise will not impose upon Landlord extreme financial or other burdens. g) Any reference to the “Term” (or the “Lease Term”) shall be deemed to include any renewal or extension thereof where appropriate.

h) If any term or provision of this Lease, or the application thereof to any person or circumstance, shall to any extent be unreasonable, invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is found to be invalid or unenforceable, shall not be affected thereby, and each remaining provision of this Lease shall be valid and shall be enforceable to the extent permitted by law. i) The captions at the beginning of the several paragraphs of this Lease are for convenience of reference only. They shall be ignored in construing this Lease. j) This Lease may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original, and such counterparts together shall constitute one and the same instrument. k) Simultaneous with their execution of this Lease, Landlord and Tenant shall execute and deliver to Landlord’s counsel, Trenam Law, Attn: Timothy M. Hughes, Esq., [***] (“Trenam”), to be held in escrow pursuant to the terms of this Lease, (i) an original short-form Memorandum of Lease with Option to Purchase in the same form attached hereto as Schedule “8” (the “Memorandum of Lease”), and (ii) an original Termination of Memorandum of Lease in the same form attached hereto as Schedule “9” (the “Termination of Memorandum”). Upon Tenant’s commencement of the Land Preparation Activities, Tenant shall provide written notice to Landlord and Trenam (the “Commencement Notice”). Within five (5) business days after receiving a Commencement Notice, Trenam shall record the Memorandum of Lease in the public records of Hendry County, Florida, unless Trenam receives, within such 5-business day time period, a written objection to the Commencement Notice from Landlord on the sole basis that Tenant has not yet commenced the Land Preparation Activities. In the event Landlord timely objects to a Commencement Notice, Tenant may provide subsequent Commencement Notices to Landlord and Trenam and Trenam shall record the Memorandum of Lease in the public records of Hendry County, Florida if Trenam does not receive an objection from Landlord within five (5) business days after receipt of any Commencement Notice. Upon the earlier of (i) termination of this Lease, or (ii) Tenant closing on the Land pursuant to the Option Agreement, after Tenant exercising the Option during the Option Period, Trenam shall, within five (5) business days of receipt of demand from Landlord or Tenant, record the Termination of the Memorandum in the public records of Hendry County, Florida. l) This Lease shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida. m) Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present a health risk to persons who are exposed to it over time. Levels of radon that exceed Federal and State guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county health unit. n) [***]

[SIGNATURE PAGE TO FOLLOW]

LANDLORD ALICO, INC., a Florida corporation By: /s/ John E. Kiernan John E. Kiernan, President and CEO TENANT: UNITED STATES SUGAR CORPORATION, a Delaware corporation By: /s/ Richard Sanchez Richard Sanchez, Vice President of Agriculture

EXHIBIT “B” TO AGRICULTURAL LEASE

EXHIBIT “C” TO AGRICULTURAL LEASE

SCHEDULE “1” TO AGRICULTURAL LEASE Map of Cattle Grazing Leased Premises

SCHEDULE “2” TO AGRICULTURAL LEASE Approved Improvements

SCHEDULE “3” TO AGRICULTURAL LEASE LIST OF EXISTING WATER MANAGEMENT DISTRICT PERMITS

SCHEDULE “4” TO AGRICULTURAL LEASE [WRITTEN CERTIFICATION OF TENANT]

SCHEDULE “5” TO AGRICULTURAL LEASE Pre-Approved Sublessees

SCHEDULE “6” TO AGRICULTURAL LEASE Form of Consent to Sublease

SCHEDULE “7” TO AGRICULTURAL LEASE Form of Notice of Limited Interest

SCHEDULE “8” TO AGRICULTURAL LEASE Form of Memorandum of Lease

SCHEDULE “9” TO AGRICULTURAL LEASE Form of Termination of Memorandum